UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2011

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On July 20, 2011, Eastman Kodak Company (Kodak) announced that it is exploring strategic alternatives related to its digital imaging patent portfolios. The portfolios include more than 1,100 U.S. patents that are fundamental to the digital imaging industry.

Further information is referenced in the press release attached to this document as Exhibit (99.1).

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits

(99.1)	Press release issued by Eastman Kodak Company on July 20, 2011, announcing that Kodak is exploring Strategic Alternatives for Fundamental Imaging Patent Portfolios.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:  /s/ Patrick M. Sheller

                                                                                                        Patrick M. Sheller
                                                                                                        Secretary

Date:  July 20, 2011

EASTMAN KODAK COMPANY
INDEX TO EXHIBIT

Exhibit No.

(99.1)	Press release issued by Eastman Kodak Company on July 20, 2011, announcing that Kodak is exploring Strategic Alternatives for Fundamental Imaging Patent Portfolios.